Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Force Protection Video Equipment Corp. (the “Company”) on Form 10-K for the fiscal year ended April 30, 2017, I, Paul Feldman, Chief Executive Officer and Chief Financial Officer of Force Protection Video Equipment Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)

Such Annual Report on Form 10-K for the fiscal year ended April 30, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Annual Report on Form 10-K for the fiscal year ended April 30, 2017, fairly presents, in all material respects, the financial condition and results of operations of Force Protection Video Equipment Corp.

July 27, 2017	By: /s/ Paul Feldman
Paul Feldman
Chief Executive Officer, Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer